UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2003

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under an Pooling and Servicing Agreement, dated as of March 1, 2003, providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2003-S4)

                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)

DELAWARE                            333-86786            41-1955181
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                55437
(Address of Principal               (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000


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Item 5. Other Events.

        The consolidated financial statements of the insurer, a wholly owned subsidiary of MBIA Inc., and its subsidiaries as of December 31, 2001 and December 31, 2000 and for each of the three years in the period ended December 31, 2001, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 2001 and the consolidated financial statements of the insurer and its subsidiaries as of September 30, 2002 and for the nine-month period ended September 30, 2002 and September 30, 2001 included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ended September 30, 2002, are hereby incorporated by reference into this prospectus supplement and shall be deemed to be a part hereof.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

            Item 601 (a) of
            Regulation S-K
Exhibit No. Exhibit No.           Description

1           23          Consent of PricewaterhouseCoopers LLP,
                        independent auditors of MBIA Inc. and subsidiaries withrespect to the Residential Funding Mortgage
                        Securities, Inc. Mortgage Pass-Through Certificates,
                        Series 2003-S4.



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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                            RESIDENTIAL FUNDING MORTGAGE
                                SECURITIES, INC.


                                            By: /s/ Julie Malanoski
                                            Name: Julie Malanoski
                                            Title: Vice President


Dated: March 27, 2003


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                                    EXHIBIT INDEX

           Item 601 (a) of                                          Sequentially
Exhibit    Regulation S-K                                           Numbered
Number     Exhibit No.          Description                         Page

1                 23            Independent Auditors' Consent       6


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                                          EXHIBIT I

                                INDEPENDENT AUDITORS' CONSENT

The Board of Directors
MBIA Inc.

We hereby consent to the incorporation by reference in the Prospectus Supplement of RFMSI Series 2003-S4 Trust, relating to Mortgage Pass-Through Certificates Series 2003-S4 comprising part of the Registration Statement (No. 333-82332) of Residential Funding Mortgage Securities I, Inc., of our reports, dated February 1, 2002, each of which is included or incorporated by reference in MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001, relating to our audits of: the consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001; and, the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001. We also consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
March 27, 2003

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